UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 5, 2016

COGENTIX MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-20970	13-3430173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5420 Feltl Road Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

(952) 426-6140
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 5, 2016, the Board of Directors of Cogentix Medical, Inc. (the “Company”) adopted an amendment to the Company’s Amended and Restated By-laws (the “Bylaws”), adding Section 1.11 (the “Amendment”) under Article 1 and immediately after Section 1.10 of the Bylaws to require that the Company’s stockholders submit to the Company’s Corporate Secretary notice of all director nominations and businesses to be put to a vote at an annual meeting within certain time periods prior to the annual meeting.  The amendment to the Bylaws was effective immediately.  A copy of the Amendment is attached as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Copy of Amendment to Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 2016	COGENTIX MEDICAL, INC.

	By:	/s/ Robert C. Kill
Name:	Robert C. Kill
Title:	President, Chief Executive Officer and Corporate Secretary

COGENTIX MEDICAL, INC.
CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
99.1	Copy of Amendment to Bylaws	Filed herewith